Janus Henderson Emerging Markets Fund
Schedule of Investments (unaudited)
June 30, 2024

	Shares	Value
Common Stocks – 97.0%
Automobiles – 4.3%
BYD Co Ltd	24,500	$727,126
Eicher Motors Ltd	9,477	529,748
		1,256,874
Banks – 15.7%
BDO Unibank Inc	228,640	500,735
Erste Group Bank AG	9,128	432,252
Hana Financial Group Inc	10,122	443,833
HDFC Bank Ltd	43,168	872,070
ICICI Bank Ltd	49,866	716,263
KB Financial Group Inc	11,353	643,910
NU Holdings Ltd/Cayman Islands - Class A*	15,645	201,664
Saudi British Bank	51,961	534,940
Vietnam Technological & Commercial Joint Stock Bank	313,800	287,570
		4,633,237
Beverages – 2.1%
Becle SAB de CV	208,130	376,306
ZJLD Group Incž	229,800	237,547
		613,853
Biotechnology – 1.7%
Legend Biotech Corp (ADR)*	4,486	198,685
Zai Lab Ltd*	181,600	312,828
		511,513
Communications Equipment – 2.1%
Accton Technology Corp	36,000	611,640
Containers & Packaging – 1.4%
EPL Ltd	176,592	417,829
Electrical Equipment – 2.2%
Contemporary Amperex Technology Co Ltd - Class A	26,513	651,882
Electronic Equipment, Instruments & Components – 4.1%
Chroma ATE Inc	33,000	321,685
E Ink Holdings Inc	38,000	296,399
Park Systems Corp	2,112	286,101
Sinbon Electronics Co Ltd	33,000	296,406
		1,200,591
Food & Staples Retailing – 5.3%
BBB Foods Inc - Class A*	22,371	533,772
Dino Polska SAž,*	4,278	430,460
Wal-Mart de Mexico SAB de CV	173,604	590,937
		1,555,169
Health Care Equipment & Supplies – 1.6%
Angelalign Technology Incž	28,600	207,901
Shenzhen Mindray Bio-Medical Electronics Co Ltd - Class A	6,878	274,421
		482,322
Health Care Providers & Services – 1.7%
New Horizon Health Ltdž,*,¢	400,000	500,973
Hotels, Restaurants & Leisure – 4.8%
Devyani International Ltd*	87,550	172,135
H World Group Ltd	164,300	546,962
MakeMyTrip Ltd*	4,072	342,455
Trip.com Group Ltd*	7,800	369,343
		1,430,895
Information Technology Services – 2.0%
Globant SA*	2,069	368,820
Locaweb Servicos de Internet SAž,*	297,715	215,728
		584,548
Insurance – 4.8%
AIA Group Ltd	111,800	758,134
HDFC Life Insurance Co Ltdž	94,070	670,791
		1,428,925
Interactive Media & Services – 4.4%
NAVER Corp	3,200	387,795
Tencent Holdings Ltd	19,500	925,519
		1,313,314
Life Sciences Tools & Services – 0.9%
Syngene International Ltdž	30,592	259,777

	Shares	Value
Common Stocks – (continued)
Machinery – 0.8%
Shenzhen Inovance Technology Co Ltd - Class A	34,352	$241,358
Metals & Mining – 0.6%
Ivanhoe Mines Ltd*	12,816	165,365
Multiline Retail – 3.8%
Allegro.eu SAž,*	68,620	640,079
MercadoLibre Inc*	298	489,733
		1,129,812
Oil, Gas & Consumable Fuels – 1.5%
3R Petroleum Oleo e Gas SA	87,840	431,876
Pharmaceuticals – 0.9%
Structure Therapeutics Inc (ADR)*	6,726	264,130
Road & Rail – 2.4%
Full Truck Alliance Co (ADR)	88,222	709,305
Semiconductor & Semiconductor Equipment – 12.7%
ASM Pacific Technology Ltd	27,700	386,079
StarPower Semiconductor Ltd - Class A	16,707	196,754
Taiwan Semiconductor Manufacturing Co Ltd	97,000	2,885,503
Techwing Inc	5,950	273,020
		3,741,356
Specialty Retail – 1.2%
Ace Hardware Indonesia Tbk PT	6,570,400	342,680
Technology Hardware, Storage & Peripherals – 8.9%
Samsung Electronics Co Ltd	44,753	2,630,519
Textiles, Apparel & Luxury Goods – 0.8%
Kalyan Jewellers India Ltd	37,619	225,599
Transportation Infrastructure – 1.1%
International Container Terminal Services Inc	54,310	324,498
Wireless Telecommunication Services – 3.2%
Bharti Airtel Ltd	54,496	941,051
Total Common Stocks (cost $25,166,655)		28,600,891
Preferred Stocks – 1.9%
Automobiles – 1.9%
Hyundai Motor Co (cost $485,512)	4,222	555,524
Private Placements – 0.2%
Health Care Providers & Services – 0.2%
API Holdings Private Ltd*,¢,§ (cost $550,876)	758,340	45,110
Total Investments (total cost $26,203,043) – 99.1%		29,201,525
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		276,410
Net Assets – 100%		$29,477,935

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
China	$5,901,919	20.2%
South Korea	5,220,702	17.9
India	5,192,828	17.8
Taiwan	4,411,633	15.1
Mexico	1,501,015	5.1
Hong Kong	1,144,213	3.9
Poland	1,070,539	3.7
Brazil	849,268	2.9
United States	831,635	2.8
Philippines	825,233	2.8
Saudi Arabia	534,940	1.8
Argentina	489,733	1.7
Austria	432,252	1.5
Indonesia	342,680	1.2
Vietnam	287,570	1.0
Canada	165,365	0.6
Total	$29,201,525	100.0%

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt

ž
Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2024 is
$3,163,256, which represents 10.7% of net assets.

*	Non-income producing security.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended June 30, 2024 is $546,083, which represents 1.9% of net assets.
§	Schedule of Restricted Securities (as of June 30, 2024)

	Acquisition Date	Cost	Value	Value as a % of Net Assets
API Holdings Private Ltd	9/27/21	$550,876	$45,110	0.2%
The Fund has registration rights for certain restricted securities held as of June 30, 2024. The issuer incurs all registration costs.
The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2024.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Banks	$201,664	$4,431,573	$-
Beverages	376,306	237,547	-
Biotechnology	198,685	312,828	-
Food & Staples Retailing	1,124,709	430,460	-
Health Care Providers & Services	-	-	500,973
Hotels, Restaurants & Leisure	342,455	1,088,440	-
Information Technology Services	584,548	-	-
Metals & Mining	165,365	-	-
Multiline Retail	489,733	640,079	-
Oil, Gas & Consumable Fuels	431,876	-	-
Pharmaceuticals	264,130	-	-
Road & Rail	709,305	-	-
All Other	-	16,070,215	-
Preferred Stocks	-	555,524	-
Private Placements	-	-	45,110
Total Assets	$4,888,776	$23,766,666	$546,083

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the ASC 820. These are categorized as Level 3 in the hierarchy.

All other assets categorized as Level 3 in the hierarchy have been fair valued based on transaction price or transaction price adjusted for current market conditions using a comparable index or cost. The value of level 3 investments will increase should the future transaction price increase.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2024 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.
The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the period.
Financial assets of $500,973 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal period and other significant observable inputs at the end of the prior fiscal year.
The Fund did not hold a significant amount of Level 3 securities as of June 30, 2024.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-35-70217 08-24